                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement     [ ]     CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14A-6(E)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                                  A.S.V., Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        (5) Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        ------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

        (3) Filing Party:

        ------------------------------------------------------------------------

        (4) Date Filed:

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Notes:

                                  [A.S.V. LOGO]

                                  A.S.V., INC.

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JUNE 4, 2004

                                 ---------------

         The Annual Meeting of Shareholders of A.S.V., Inc. will be held at the Reif Center, 720 Conifer Drive, Grand Rapids, Minnesota on Friday, June 4, 2004 at 2:00 p.m., local time, for the following purposes:

         1.       To elect eight directors to the Board of Directors.

         2.       To approve the A.S.V., Inc. 2004 Stock Incentive Plan.

         3. To ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

         4. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, form of proxy and the Company's 2003 Annual Report to Shareholders, which are being sent to you by order of the Board of Directors.

         Only shareholders of record shown on the books of the Company at the close of business on April 14, 2004 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         Please join us for factory tours from 10 a.m. to 12 noon on Friday, June 4, 2004. A map to the Company's facility is located on the inside front cover of the proxy statement.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the proxy will help avoid further solicitation expense to the Company.

                                             By Order of the Board of Directors,

                                             /s/ Edgar E. Hetteen

                                             Edgar E. Hetteen
                                             Secretary

Dated: May 3, 2004
       Grand Rapids, Minnesota

                         [GRAND RAPIDS, MINNESOTA MAP]

                                  A.S.V., INC.
                                  840 LILY LANE
                          GRAND RAPIDS, MINNESOTA 55744

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 2004

                                TABLE OF CONTENTS

                                                                                                                            Page
                                                                                                                            ----
INTRODUCTION....................................................................................................              1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..................................................              2

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........................................................              3

ELECTION OF DIRECTORS (PROPOSAL #1).............................................................................              3

CORPORATE GOVERNANCE............................................................................................              3
      Directors and Executive Officers..........................................................................              3
      Board Independence........................................................................................              4
      Board Meetings and Committees.............................................................................              4
      Compensation of Directors.................................................................................              6
      Policy Regarding Attendance at Annual Meetings............................................................              6
      Shareholder Communication with Directors..................................................................              6
      Code of Business Conduct and Ethics.......................................................................              6
      Legal Proceedings.........................................................................................              7

EXECUTIVE COMPENSATION..........................................................................................              7
      Compensation Committee Report on Executive Compensation...................................................              7
      Summary Compensation Table................................................................................              8
      Option Grants in Last Fiscal Year.........................................................................              9
      Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.........................              9
      Employment Agreement......................................................................................              9

COMPARATIVE STOCK PERFORMANCE...................................................................................             10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................................             11
      Compensation Committee Interlocks and Insider Participation...............................................             11
      Certain Transactions......................................................................................             11

APPROVAL OF A.S.V., INC. 2004 STOCK INCENTIVE PLAN (PROPOSAL #2)................................................             12
      General Information.......................................................................................             12
      Summary of the 2004 Stock Incentive Plan..................................................................             13

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO AUDITORS..........................................................             17
      Audit Committee Report....................................................................................             17
      Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees...............................................             18
      Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services Provided by the
      Company's Independent Auditors ...........................................................................             18

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL #3)...............................................             19

PROPOSALS FOR THE NEXT ANNUAL MEETING...........................................................................             19

ADDITIONAL MATTERS..............................................................................................             19

ANNUAL REPORT TO SHAREHOLDERS...................................................................................             20

A.S.V., Inc. Audit Committee Charter............................................................................     Appendix A

A.S.V., Inc. 2004 Stock Incentive Plan..........................................................................     Appendix B

                                  INTRODUCTION

         This proxy statement is being furnished to the shareholders of A.S.V., Inc. ("ASV" or the "Company"), in connection with the solicitation by the Board of Directors of ASV of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, June 4, 2004 at 2:00 p.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy are first being mailed or given to shareholders on or about May 3, 2004.

         The cost of soliciting proxies, including preparing, assembling and mailing the proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies in person or by letter or telephone.

         Any shareholder submitting a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the Annual Meeting.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of ASV's Common Stock entitled to vote shall constitute a quorum for the transaction of business. proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the slate of directors proposed by the Board of Directors as listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be present at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.

         The Board of Directors of the Company has fixed April 14, 2004 as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date 14,641,240 shares of ASV's Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of the Common Stock are not entitled to cumulative voting rights. Generally, the affirmative vote of a majority of the shares of Common Stock present and entitled to vote on each matter is required for the election of each director nominee and the approval of each other matter to be acted upon. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of ASV's Common Stock as of April 14, 2004 by: (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table in this proxy statement, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known by the Company to own beneficially more than five percent of ASV's Common Stock.

                                                               OPTION SHARES            TOTAL
                                          COMMON                EXERCISABLE             SHARES              PERCENT OF
                                          SHARES                 WITHIN 60           BENEFICIALLY           OUTSTANDING
                NAME                      OWNED                    DAYS                OWNED (1)            SHARES (1)
-------------------------------------   ---------              -------------         ------------           -----------
Caterpillar Inc. (2).................   3,140,069                     ---             3,140,069                24.8
James H. Dahl (3)....................     631,218  (4)              9,500               640,718                 5.1
Gary D. Lemke........................     359,330  (5)            226,250               585,580                 4.6
Jerome T. Miner......................     357,350                   9,500               366,850                 2.9
Edgar E. Hetteen.....................     199,852  (6)             11,250               211,102                 1.7
Thomas R. Karges.....................      48,102  (7)             79,625               127,727                 1.0
Leland T. Lynch......................     122,500  (8)                ---               122,500                 1.0
R. E. "Teddy" Turner, IV.............       1,750                   9,500                11,250                   *
Karlin S. Symons.....................         500                     ---                   500                   *
Richard A. Benson....................         ---                     ---                   ---                   *
All executive officers and
      directors as a group
      (9 persons)....................   1,720,602  (9)            345,625             2,066,227                15.9

*        Less than 1%

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 14, 2004 are deemed outstanding for computing the beneficial ownership percentage of the person holding such options but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The address of Caterpillar Inc. is 100 Northeast Adams St., Peoria, IL 61629-2495.

(3) The business address of Mr. Dahl is 1200 Riverplace Boulevard, Suite 902, Jacksonville, FL 32207.

(4) Includes 313,330 shares held by Rock Creek Partners, Ltd., an investment partnership, of which Mr. Dahl is the Managing General Partner and 295,150 shares held by a trust established for the benefit of Mr. Dahl's dependent child; excludes 295,550 shares held by a trust established for the benefit of Mr. Dahl's non-dependent child, as to which Mr. Dahl disclaims beneficial ownership.

(5) Includes 122,754 shares held jointly with Mr. Lemke's wife, 61,363 shares held by Mr. Lemke's wife and 11,000 shares held in the Company's 401(k) Plan.

(6)      Includes 79,500 shares held by Mr. Hetteen's wife.

(7)      Includes 5,524 shares held in the Company's 401(k) Plan.

(8) Includes 10,000 shares held by Mr. Lynch's wife and 11,650 shares owned by trusts established for the benefit of Mr. Lynch's grandchildren.

(9)      Includes 16,524 shares held in the Company's 401(k) Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10% of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such reports furnished to or obtained by the Company, the Company believes during the fiscal year ended December 31, 2003, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with, except that Mr. Lynch filed one report one day late for the purchase of 10,000 shares and Messrs. Lynch, Miner and Turner each filed one report one day late for the award of a stock option for 3,000 shares.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

         The Board of Directors has set the number of directors to be elected for the 2004 fiscal year at eight (8) and has nominated the eight current directors to stand for reelection at the Annual Meeting. The eight current directors of the Company are Gary D. Lemke, Edgar E. Hetteen, Jerome T. Miner, Leland T. Lynch, James H. Dahl, R. E. "Teddy" Turner, IV, Richard A. Benson and Karlin S. Symons (the "Nominees"). The Nominees have consented to stand for reelection.

         If elected, each Nominee shall serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified. If any of the Nominees should be unable to serve as director by reason of death, incapacity or other unexpected occurrence, the proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee(s) as is recommended by the Board of Directors, or, in the absence of such recommendation, for such fewer number of directors as remain willing and able to serve.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES. IN THE ABSENCE OF OTHER INSTRUCTIONS, THE PROXIES WILL BE VOTED FOR EACH OF THE NOMINEES.

                              CORPORATE GOVERNANCE

DIRECTORS AND EXECUTIVE OFFICERS

         The following provides certain information with respect to the Nominees and the Company's executive officers.

         GARY D. LEMKE, 63, has been President of ASV since he co-founded the Company in 1983 and Chairman since September 2000. Mr. Lemke has been a director of the Company since 1983.

         EDGAR E. HETTEEN, 83, has been Vice President and Secretary of ASV since he co-founded the Company in 1983. Mr. Hetteen has been a director of the Company since 1983.

         JEROME T. MINER, 68, has been Vice Chairman of ASV since 1995 and the President of Jerry Miner Realty, Inc., an owner and operator of various retail stores in Grand Rapids, Minnesota, since 1984. Mr. Miner has been a director of the Company since 1991.

         LELAND T. LYNCH, 67, has been Managing Partner, Chairman and Chief Executive Officer of the advertising firm of Carmichael Lynch Inc. in Minneapolis, Minnesota since 1962. Mr. Lynch has been a director of the Company since 1995. Mr. Lynch is a director of Archivers Inc. and a partner in the Historical Theatre Group.

         JAMES H. DAHL, 50, has been the President of James Dahl & Company, a private investment company, since 1989 and the Managing General Partner of Rock Creek Partners, Ltd., a private investment partnership in

Jacksonville, Florida, since 1993. Mr. Dahl is Chairman of the Investment Advisory Committee of the State of Florida Pension Fund. Mr. Dahl has been a director of the Company since 1996.

         R. E. "TEDDY" TURNER, IV, 40, has been the owner of Charleston Boatworks, Inc., a yacht repair facility that specializes in high-tech composite racing sailboats, located in Charleston, South Carolina, since 2000. From 1998 to 2000, Mr. Turner was the Chairman of the Board of MyTurn.com, Inc., a computer hardware and software company. From 1996 to 1998, Mr. Turner was the President of Turner Telecommunications Inc., an advanced video technology company. Mr. Turner is a trustee of the Turner Foundation and the Jane Smith Turner Foundation. Mr. Turner has been a director of the Company since 1997.

         RICHARD A. BENSON, 61, has been Vice President of Caterpillar Inc., Diversified Products Division since 1992 and President of Caterpillar's Global Mining Division since 2000. Mr. Benson is a director of Cat Elphinstone, Morrison Products, Mitsibushi Caterpillar and the Illinois Agricultural Leadership Foundation. Mr. Benson has been a director of the Company since January 1999.

         KARLIN S. SYMONS, 57, has been the President of Plus Relocation Services, Inc. since January 2004. From 1995 to 2004, Ms. Symons was a partner with the law firm of Kaplan, Strangis and Kaplan of Minneapolis, Minnesota. Ms. Symons has been director since April 2004 and was previously a director of the Company from 1995 to 2001.

         THOMAS R. KARGES, 43, has been the Company's Chief Financial Officer since October 1994.

         Mr. Benson was appointed to the Board of Directors pursuant to the terms of the Securities Purchase Agreement dated October 14, 1998 between Caterpillar Inc. and the Company.

BOARD INDEPENDENCE

         The Board of Directors has determined that each of the Company's directors is independent under the Nasdaq listing standards, except for Gary D. Lemke, who serves as the Company's President, Edgar E. Hetteen, who serves as the Company's Vice President and Secretary, and Richard A. Benson, who serves as Vice President of Caterpillar Inc., Diversified Products Division and President of Caterpillar's Global Mining Division. In making the independence determinations, the Board of Directors reviewed all of the directors' relationships with the Company based primarily on a review of the responses of the directors to questions regarding employment, business, familial, compensation and other relationships with the Company and the Company's management.

BOARD MEETINGS AND COMMITTEES

         During fiscal 2003, the Board of Directors met four times. In addition to meetings of the full Board, directors also attended various Board committee meetings. All directors attended 75% or more of the total number of meetings of the Board of Directors and committees of which they were members.

         The Board and its committees take formal action by written consent from time-to-time, in accordance with Minnesota law, rather than holding formal Board and committee meetings.

         The Company's Board of Directors had two standing committees in 2003, the Audit Committee and the Compensation and Stock Option Committee. The Company's Board of Directors established the Nominating Committee in April 2004.

Audit Committee

Members:                  R. E. "Teddy" Turner, IV, Chair

                          James H. Dahl

                          Jerome T. Miner

         The Audit Committee oversees the Company's accounting and financial reporting processes and financial statements, the Company's program to ensure compliance with legal and regulatory requirements, and the independent auditor's qualifications and independence. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditors. The Audit Committee is comprised of three directors and operates under a written charter. The Audit Committee charter was amended in April 2004 and is included as Appendix A to this proxy statement. A copy of the Audit Committee charter may also be found on the Company's web site at www.asvi.com under "Investors Relations - Corporate Governance." All of the Audit Committee members meet the independence and experience requirements of the Nasdaq listing standards and the Securities and Exchange Commission. The Board of Directors has identified R. E. "Teddy" Turner, IV to be an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit committee met five times in 2003.

Compensation and Stock Option Committee

Members:                  R. E. "Teddy" Turner, IV, Chair

                          Jerome T. Miner

                          Karlin S. Symons (as of April 2004)

         The Compensation and Stock Option Committee provides recommendations concerning salaries and incentive compensation for officers and employees of the Company. The Compensation and Stock Option Committee is comprised of non-employee directors who meet the independence requirements of the Nasdaq listing standards. The Compensation and Stock Option Committee met one time in 2003.

Nominating Committee

Members:                  Leland T. Lynch, Chair

                          James H. Dahl

         In April 2004, the Board of Directors approved the establishment of the Nominating Committee. The Nominating Committee recommends new director nominees to the Board. The Nominating Committee operates under a written charter, which was adopted in April 2004 and which may be found on the Company's web site at www.asvi.com under "Investors Relations - Corporate Governance." All of the Nominating Committee members meet the independence requirements of the Nasdaq listing standards. Because the Nominating Committee was not established until fiscal 2004, no meetings of the Nominating Committee were held in fiscal 2003.

         The Nominating Committee determines the required selection criteria and qualifications of director nominees based upon the Company's needs at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's shareholders. In evaluating a candidate for nomination as a director of the Company, the Nominating Committee will consider criteria including business and financial expertise; geography; experience as a director of a public company; gender and ethnic diversity on the Board; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. The Nominating Committee will consider these criteria for nominees identified by the Nominating Committee, by shareholders, or through some other source.

         The Nominating Committee will consider qualified candidates for possible nomination that are submitted by the Company's shareholders. Shareholders wishing to make such a submission may do so by sending the following information to the Nominating Committee c/o Chief Financial Officer at the address indicated on the

Notice of Annual Meeting of Shareholders: (1) name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate's willingness to serve as a director if elected; and (3) a signed statement as to the submitting shareholder's current status as a shareholder and the number of shares currently held.

         The Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Nominating Committee. This information is evaluated against the criteria set forth above and the Company's specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

         No candidates for director nominations were submitted by any shareholder in connection with the 2004 annual meeting.

COMPENSATION OF DIRECTORS

         The Company does not pay its directors a fee for attendance at Board or committee meetings. Each non-employee director is eligible for stock option grants under the 1998 Non-Employee Director Stock Option Plan (the "Director Plan"), including an option to purchase 2,250 shares of Common Stock upon initial election to the Board and an option to purchase 3,000 shares of Common Stock on the first business day of each calendar year thereafter, provided such person is a director of the Company at the time of grant of the option. In addition, the Company reimburses directors for expenses incurred in connection with attendance at Board meetings.

         Options to purchase 3,000 shares of ASV's Common Stock at $8.09 per share were granted on January 2, 2003 to Messrs. Miner, Lynch, Dahl and Turner. Mr. Benson was eligible to receive an option to purchase 3,000 shares of ASV's Common Stock at $8.09 per share in January 2003. However, due to his employment by Caterpillar Inc., Mr. Benson declined this option.

         Directors who are also employees of the Company do not receive any additional compensation for serving on the Board of Directors, but may receive stock options as part of their compensation as officers of the Company.

POLICY REGARDING ATTENDANCE AT ANNUAL MEETINGS

         The Company encourages, but does not require, its Board members to attend the annual meeting of shareholders. Last year, two of the Company's directors attended the annual meeting of shareholders.

SHAREHOLDER COMMUNICATION WITH DIRECTORS

         Shareholders may communicate with the Company's Board of Directors by sending a letter addressed to the Board of Directors or specified individual directors to: A.S.V., Inc., c/o Chief Financial Officer, 840 Lily Lane, P.O. Box 5160, Grand Rapids, MN 55744. All communications will be compiled by the Chief Financial Officer of the Company and submitted to the Board or the individual directors on a periodic basis.

CODE OF BUSINESS CONDUCT AND ETHICS

         The Company has adopted a Code of Business Conduct and Ethics (the "Code of Ethics") which applies to the Company's directors, officers and employees. The Code of Ethics is published on the Company's website at www.asvi.com under "Investors Relations - Corporate Governance." Any amendments to the Code of Ethics and waivers of the Code of Ethics for the Company's Chief Executive Officer, Chief Financial Officer or Controller will be published on the Company's website.

LEGAL PROCEEDINGS

         R. E. "Teddy" Turner, IV was the Chairman of the Board of MyTurn.com, Inc., a computer hardware and software company, from 1998 to 2000 and a director of MyTurn.com, Inc. through October 2000. On March 2, 2001, MyTurn.com, Inc. filed a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview

         The Company's Compensation and Stock Option Committee (the "Compensation Committee") is responsible for establishing compensation policies for all executive officers of the Company, including the Company's President. The Compensation Committee is composed entirely of independent non-employee directors. The present members of the Committee are listed at the end of this report.

         The objectives of the Company's executive compensation program are:

         1. to attract, retain and motivate superior talent and reward individual performance;

         2.       to support the achievement of the Company's strategic goals;
                  and

         3. through stock based compensation, align the executive officers' interests with those of the shareholders of the Company.

         The following report addresses the Company's executive compensation policies and discusses factors considered by the Compensation Committee in determining the compensation of the Company's President and other executive officers for the year ended December 31, 2003.

Compensation Policies for Executive Officers

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long term performance goals, reward the achievement of corporate goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Company's executive officers are paid base salaries that are subject to annual cost-of-living increases, along with periodic adjustments to recognize favorable corporate and individual performance and also to make such salaries competitive with other similar sized companies in the manufacturing industry. The Company's executive officers are also given the opportunity to participate in certain other broad-based employee benefit plans. The Company's use of stock option grants as a key component of its executive compensation plans reflects the Compensation Committee's position that stock ownership by management and stock based compensation arrangements are beneficial in aligning management's and shareholders' interests to enhance shareholder value. The Compensation Committee believes that a greater reliance on stock-based incentives is appropriate for the Company's current stage of development.

Stock Options

         Stock options awarded under the Company's 1994 Long-Term Incentive and Stock Option Plan and 1996 Incentive and Stock Option Plan are intended as incentive compensation and have historically been granted to officers and other key employees to attract, retain and motivate the talent necessary for the Company to achieve its objectives. The Company's policy is to grant stock options annually in connection with a review of each individual's performance of their job functions and their current stock option holdings, at which point the Compensation Committee may or may not grant additional options at its discretion. The Company also grants stock options to newly hired employees as part of their overall compensation package.

         The 1996 Incentive and Stock Option Plan provides for the granting of options to those employees who are not subject to Section 16(b) of the Securities Exchange Act of 1934 without the approval of the Compensation Committee. In 2003, stock option grants totaling 271,500 shares were granted to 116 employees in this manner.

         Stock option grants totaling 511,500 shares (which includes the 271,500 shares discussed above) were approved by the Compensation Committee in January 2003 to be granted to full-time employees in 2003. Included in this figure is a stock option grant for 60,000 shares granted to the chief financial officer on January 31, 2003.

President's Compensation

         Gary D. Lemke serves as the Company's President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Lemke's base compensation for 2003 was increased to $191,500 based on performance. Mr. Lemke was granted an option to purchase 180,000 shares of ASV's Common Stock at $8.83 per share in January 2003 based on performance.

         At this time the Committee has no formal written plan for Presidential compensation separate and apart from the Company's general compensation philosophy. Until a plan specific to the President is developed, Presidential compensation will be based on corporate and individual performance, consistent with guidelines applicable to all key employees.

  SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

         R. E. "Teddy" Turner, IV, Chair                  Jerome T. Miner

SUMMARY COMPENSATION TABLE

         The following table sets forth the total remuneration paid during the Company's last three fiscal years to the Company's President and Chief Executive Officer and all other executive officers of the Company who earned total annual salary and bonus in fiscal 2003 in excess of $100,000.

                                                                         ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                                                       ------------------------            ----------------------
                                                    FISCAL                                                        SECURITIES
       NAME AND PRINCIPAL POSITION                   YEAR              SALARY ($)     BONUS ($)            UNDERLYING OPTIONS (#)
--------------------------------------------        ------             ----------     ---------            ----------------------
Gary D. Lemke...............................         2003               191,500          ---                       180,000
    President and Chairman of the Board              2002               181,500          ---                        10,000
                                                     2001               165,000          ---                        15,000

Thomas R. Karges............................         2003               120,000          ---                        60,000
    Chief Financial Officer                          2002               115,500          ---                         8,000
                                                     2001               105,000          ---                         7,500

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning grants of options to purchase Common Stock made during fiscal 2003 to the executive officers named in the Summary Compensation Table above.

                                                                                                           POTENTIAL REALIZABLE
                                                                                                             VALUE AT ASSUMED
                                                                                                          ANNUAL RATES OF STOCK
                                                                                                          PRICE APPRECIATION FOR
                                                                                                              OPTION TERM (2)
                                                                                                         ------------------------
                                NUMBER OF
                               SECURITIES        % OF TOTAL
                               UNDERLYING     OPTIONS GRANTED         EXERCISE
                                 OPTIONS      TO EMPLOYEES IN           PRICE          EXPIRATION
           NAME                GRANTED(1)       FISCAL YEAR           ($/SHARE)           DATE            5%($)          10% ($)
--------------------------     ----------     ---------------         ---------       ------------       -------        ---------
Gary D. Lemke.............       180,000           35.2                  8.83         Jan 31, 2010       647,045        1,507,890
Thomas R. Karges..........        60,000           11.7                  8.83         Jan 31, 2010       215,682          502,630

(1) Twenty-five percent of the option becomes exercisable on each annual anniversary date of the option beginning January 31, 2004.

(2) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and is not intended to represent either historical appreciation or anticipated future appreciation of ASV's Common Stock price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table summarizes information related to options exercised during fiscal 2003 and the number and value of options held at the end of fiscal 2003 by the executive officers named in the Summary Compensation Table above.

                                                              NUMBER OF SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS                 IN-THE-MONEY OPTIONS
                                                                    AT DECEMBER 31, 2003            AT DECEMBER 31, 2003 ($)(2)
                                                              -------------------------------     --------------------------------
                            SHARES             VALUE
                          ACQUIRED ON         REALIZED
         NAME            EXERCISE (#)          ($) (1)        EXERCISABLE       UNEXERCISABLE     EXERCISABLE        UNEXERCISABLE
-----------------------  ------------        ---------        -----------       -------------     -----------        -------------
Gary D. Lemke..........     461,250          5,810,812          171,250            198,750         3,336,235           5,582,445
Thomas R. Karges.......      56,251            619,360           58,250             72,250         1,161,270           2,011,520

(1) Market value of underlying securities on date of exercise minus the exercise price.

(2) Market value of underlying securities at fiscal year end minus the exercise price.

EMPLOYMENT AGREEMENT

         Thomas R. Karges and the Company are parties to an employment agreement dated October 17, 1994, which provides for the payment of base salary and annual bonus and other compensation to Mr. Karges as determined by the Compensation and Stock Option Committee of the Board of Directors and for other fringe benefits. The agreement may be terminated upon 60 days written notice by either party.

                          COMPARATIVE STOCK PERFORMANCE

         The graph below compares the cumulative total shareholder return on ASV's Common Stock for the five fiscal years ended December 31, 2003 with the cumulative total return on the Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Total Return Index for Nasdaq Non-Financial Stocks over the same period (assuming the investment of $100 in each on December 31, 1998 and the reinvestment of all dividends).

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                              [PERFORMANCE GRAPH]

                                                      12/31/98      12/31/99      12/31/00       12/31/01     12/31/02    12/31/03
                                                      --------      --------      --------       --------     --------    --------
A.S.V., Inc.                                          $ 100.00      $  76.22      $  44.76       $  65.23     $  43.92    $ 208.39

Nasdaq - U. S. Companies                                100.00        185.43        111.83          88.77        61.37       91.75

Nasdaq - Non-Financial Companies                        100.00        196.05        114.46          87.58        57.22       87.59

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 2003, the following individuals served as members of the Compensation and Stock Option Committee: R. E. "Teddy" Turner, IV and Jerome T. Miner. None of these individuals has ever served as an officer or employee of the Company or any of the Company's subsidiaries. During fiscal 2003, none of the Company's executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any other entity of which an executive officer served on the Company's Board of Directors or any Board committee.

CERTAIN TRANSACTIONS

         The Company uses a public relations firm that is affiliated with Mr. Lynch. Total fees paid to the public relations firm in 2003 were approximately $157,000.

Affiliation with Caterpillar Inc.

         On October 14, 1998, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with Caterpillar Inc. ("Caterpillar") pursuant to which Caterpillar acquired, for an aggregate purchase price of $18,000,000, one million newly-issued shares of ASV's Common Stock and a warrant (the "Warrant") to purchase an additional 10,267,127 newly-issued shares of ASV's Common Stock at an exercise price of $21.00 per share. The purchase of the Common Stock and the Warrant closed on January 29, 1999 (the "Closing Date"). The Purchase Agreement contains certain agreements regarding various matters including (i) the conduct of the Company's business following the Closing Date,
(ii) Caterpillar's right to designate directors of the Company, (iii) Caterpillar's right of first offer with respect to future stock issuances by the Company and (iv) the issuance of additional warrants to Caterpillar in the event the Company issues additional shares of stock (except in certain limited circumstances). The Warrant was exercisable at any time from the Closing Date until the tenth anniversary of the Closing Date, except that it could expire with respect to a portion of the shares in the event the Company met certain revenue levels and certain other conditions.

         In connection with entering into the Purchase Agreement, the Company and Caterpillar entered into a commercial alliance agreement (the "Commercial Alliance Agreement") on October 14, 1998, pursuant to which the Company and Caterpillar agreed to enter into a number of additional agreements contemporaneously with or following the closing of the transaction contemplated by the Purchase Agreement.

         On the Closing Date, the Company and Caterpillar entered into a Marketing Agreement which requires Caterpillar to provide the Company with access to its worldwide distribution network, in part, by promoting the sale of the Company's products to Caterpillar's dealers, and requires the Company to pay a commission to Caterpillar for sales of certain of the Company's products to Caterpillar dealers plus the cost of certain additional services that may be provided by Caterpillar under the agreement. Also on the Closing Date, the Company and Caterpillar entered into a Management Services Agreement pursuant to which Caterpillar agreed to make available to the Company, for a fee, general management support in connection with the day-to-day operation of its business, commercial development and marketing research services, financial planning services, such other administrative services as the Company and Caterpillar may agree, and manufacturing and engineering services. Unless otherwise agreed, the fee to be paid for these services is equal to Caterpillar's cost plus an administrative surcharge.

         The Commercial Alliance Agreement also provides that the Company and Caterpillar enter into several additional agreements relating to (i) services to be provided to the Company by Caterpillar, (ii) the supply of components to Caterpillar by the Company and to the Company by Caterpillar and (iii) the license of technology by the Company to Caterpillar. None of these agreements have been entered into, although Caterpillar has provided certain services and supplied certain parts to the Company without the formal agreements contemplated by the Commercial Alliance Agreement in place. The Company and Caterpillar do not currently anticipate pursuing events that would create the need to enter into any of these agreements.

         In October 2000, the Company and Caterpillar entered into an alliance agreement to jointly develop and manufacture a new product line of Caterpillar rubber track skid steer loaders called Multi-Terrain Loaders (MTLs). The product line, which currently consists of five models, features Caterpillar's patented skid steer loader technology and ASV's patented Maximum Traction Support System(TM) rubber track undercarriage. The MTLs are being sold through the Caterpillar dealer network. During 2003, 54% of the Company's net sales were made to Caterpillar. At December 31, 2003, the accounts receivable balance from Caterpillar was approximately $3,800,000.

         Also in October 2000, Caterpillar purchased 500,000 additional newly issued shares of ASV's Common Stock at $18 per share and the Company also amended the warrant issued to Caterpillar, reducing the number of shares of ASV's Common Stock available for purchase under the original warrant by 500,000 shares. The amended warrant was exercisable at any time until January 29, 2009, except that it could expire with respect to a portion of the shares in the event the Company met certain revenue levels and certain other conditions.

         In October 2003, the Company issued a warrant acceleration notice to Caterpillar covering approximately one million shares of its Common Stock. Under the acceleration notice, Caterpillar had 75 days from the date issued to either purchase the number of shares subject to the acceleration notice at $21.00 per share, or lose the ability to purchase the shares under the terms of the warrant. On January 5, 2004, Caterpillar purchased the shares subject to the acceleration notice.

         In November 2003, the Company issued a second warrant acceleration notice to Caterpillar covering approximately two million shares of its Common Stock. Under the second acceleration notice, Caterpillar had 75 days from the date issued to either elect to purchase the number of shares subject to the acceleration notice at $21.00 per share, or lose the ability to purchase the shares under the terms of the warrant. In January 2004, prior to the expiration of the second acceleration notice, the Company repurchased the remaining warrant held by Caterpillar for a cash payment of $7.2 million and the issuance of 500,000 shares of ASV's Common stock. As of April 14, 2004, Caterpillar owned 24.8% of the Company's outstanding Common Stock.

         The Company purchases parts used in its products from Caterpillar and also reimburses Caterpillar for the salary and related costs of two Caterpillar employees that work on the Company's behalf. In addition, the Company utilizes Caterpillar's warranty processing system to handle warranty claims on its machines and reimburses Caterpillar for the warranty expense incurred by Caterpillar dealers. In connection with the MTL alliance agreement, the Company has agreed to reimburse Caterpillar for its research and development costs related to the MTLs as it pertains to the combination of the Caterpillar portion of the machines with the Company's undercarriages.

         During 2003, total commissions, parts purchases and salary and warranty reimbursements were approximately $4,082,000. Also, at December 31, 2003, accounts payable to Caterpillar were $637,000.

               APPROVAL OF A.S.V., INC. 2004 STOCK INCENTIVE PLAN
                                  (PROPOSAL #2)

GENERAL INFORMATION

         On April 13, 2004, the Board adopted, subject to shareholder approval, the A.S.V., Inc. 2004 Stock Incentive Plan (the "2004 Stock Plan"). The purpose of the 2004 Stock Incentive Plan is to promote the interests of the Company and the Company's shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and directors who will contribute to the Company's growth and financial performance for the benefit of the Company's shareholders.

         The Company currently awards non-qualified stock options to employees through the 1994 Long-Term Incentive and Stock Option Plan and the 1996 Incentive and Stock Option Plan. The 1994 Long-Term Incentive and Stock Option Plan will expire on June 7, 2004. As of April 14, 2004, the Company had 686,347 shares remaining available for future awards under the 1994 Long-Term Incentive and Stock Option Plan and 159,750 shares available for future awards under the 1996 Incentive and Stock Option Plan.

         The Board believes that the continuation of incentive compensation is essential in attracting, retaining and motivating individuals to enhance the likelihood of the Company's future success. Shareholder approval of the 2004 Stock Incentive Plan will permit the Company to award incentives that achieve these goals.

         The following is a summary of the material terms of the 2004 Stock Incentive Plan and is qualified in its entirety by reference to the 2004 Stock Incentive Plan. A copy of the 2004 Stock Incentive Plan is included as Appendix B to this proxy statement.

SUMMARY OF THE 2004 STOCK INCENTIVE PLAN

Administration

         The Compensation Committee will administer the 2004 Stock Incentive Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2004 Stock Incentive Plan. In addition, the committee can specify whether, and under what circumstances, awards to be received under the 2004 Stock Incentive Plan may be deferred automatically or at the election of either the holder of the award or the committee. Subject to the provisions of the 2004 Stock Incentive Plan, the committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The committee has authority to interpret the 2004 Stock Incentive Plan and establish rules and regulations for the administration of the 2004 Stock Incentive Plan. The Board may exercise the powers of the committee at any time, subject to certain conditions. The committee may delegate to one or more officers or directors of the Company the authority to grant options, subject to certain conditions and the terms, conditions and limitations the committee may establish.

Eligible Participants

         Any employee, officer, consultant, advisor or director providing services to the Company or any of the Company's affiliates who is selected by the committee is eligible to receive an award under the 2004 Stock Incentive Plan. As of April 14, 2004, approximately 159 employees, officers and directors were eligible to be selected by the committee to receive awards under the 2004 Stock Incentive Plan.

Shares Available For Awards

         The aggregate number of shares of ASV's Common Stock that may be issued under all stock-based awards made under the 2004 Stock Incentive Plan will be 1,500,000. Certain awards under the 2004 Stock Incentive Plan are subject to limitations on the number of shares that may be awarded as follows:

         - A maximum of 1,500,000 shares will be available for granting incentive stock options under the 2004 Stock Incentive Plan, subject to the provisions of Section 422 or 424 of the Internal Revenue Code of 1986 (the "Code"), or any successor provision.

         - No person may be granted under the 2004 Stock Incentive Plan in any calendar year awards, the value of which is based solely on an increase in the value of ASV's Common Stock after the date of grant of the award, for more than 250,000 shares in the aggregate.

         The committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2004 Stock Incentive Plan.

         If any shares of ASV's Common Stock subject to any award or to which an award relates are forfeited or are reacquired by the Company, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2004 Stock Incentive Plan. In addition, shares used by award recipients as payment of the exercise price of an award or in satisfaction of the tax obligations relating to an award will be available again for award grants.

Types of Awards and Terms and Conditions

         The 2004 Stock Incentive Plan permits the granting of:

         - stock options (including both incentive and non-qualified stock options);

         -        stock appreciation rights ("SARs");

         -        restricted stock and restricted stock units;

         -        performance awards of cash, stock or property; and

         -        other stock grants.

         Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2004 Stock Incentive Plan or any other compensation plan. Awards can be granted for no cash consideration, or for cash or other consideration as determined by the committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of ASV's Common Stock or other securities, or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option may not be less than the fair market value on the date of grant of such option. The grant price of any SAR may not be less than the fair market value on the date of grant of such SAR except to satisfy legal requirements of foreign jurisdictions or if the award is in substitution for an award previously granted by an entity acquired by the Company. Determinations of fair market value under the 2004 Stock Incentive Plan will be made in accordance with methods and procedures established by the committee. The term of awards will be determined by the committee.

         Stock Options. The holder of an option will be entitled to purchase a number of shares of ASV's Common Stock at a specified exercise price during a specified time period, all as determined by the committee. The option exercise price may be payable either in cash or, at the discretion of the committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price.

         Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, in the committee's discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of ASV's Common Stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the committee.

         Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of ASV's Common Stock subject to restrictions imposed by the committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the committee, to receive shares of ASV's Common Stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the committee. If the participant's employment or service as a director terminates during the vesting period for any reason, the restricted stock and restricted stock units will be forfeited, unless the committee determines that it would be in the Company's best interest to waive the remaining restrictions.

         Performance Awards. Performance awards granted under the 2004 Stock Incentive Plan are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. Performance awards give participants the right to receive payments in cash, stock or property based solely upon the achievement of certain performance goals during a specified performance period. The committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code.

         Performance goals must be based solely on one or more of the following business criteria: revenue, cash flow, earnings (including one or more of gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share (basic or diluted), margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation.

         The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures, and may be applied at individual or organizational levels. The aggregate dollar value of performance awards paid to any recipient in any calendar year may not exceed $2 million.

         Other Stock Grants. The committee may grant unrestricted shares of ASV's Common Stock, subject to terms and conditions determined by the committee and the 2004 Stock Incentive Plan limitations.

         Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the 2004 Stock Incentive Plan will expire on June 3, 2014. No awards may be made after that date. However, any award granted under the 2004 Stock Incentive Plan prior to expiration may extend beyond the end of such period through the award's normal expiration date.

         The Board may amend, alter or discontinue the 2004 Stock Incentive Plan at any time, although shareholder approval must be obtained for any action that would increase the number of shares of ASV's Common Stock available, increase the award limits under the 2004 Stock Incentive Plan, permit repricing of options or SARs or prevent the grant of options or SARs that would qualify under
Section 162(m) of the Code. Shareholder approval is also required for any action that would, absent such approval, violate the rules and regulations of the National Association of Securities Dealers, Inc. or any other securities exchange applicable to the Company.

Prohibition on Repricing Awards

         Without the approval of the Company's shareholders, no option or SAR may be amended to reduce its exercise or grant price, and no option or SAR may be canceled and replaced with an option or SAR having a lower exercise price, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2004 Stock Incentive Plan.

Transferability of Awards

         Unless otherwise provided by the committee, awards under the 2004 Stock Incentive Plan may only be transferred by will or by the laws of descent and distribution.

Federal Income Tax Consequences

         Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

         Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of ASV's Common Stock acquired on the date of exercise over the exercise price, and the Company will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of ASV's Common Stock received are taxable to the recipient as ordinary income and generally deductible by the Company.

         Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

         Awards Other than Options and SARs. As to other awards granted under the 2004 Stock Incentive Plan that are payable either in cash or shares of ASV's Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over
(ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.

         As to an award that is payable in shares of ASV's Common Stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (a) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (b) the amount (if any) paid for the shares by the holder. The Company will generally be entitled at that time to an income tax deduction for the same amount.

         Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2004 Stock Incentive Plan are "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Company will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2004 Stock Incentive Plan.

         Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of the Company's income tax deduction will be determined as of the end of that period.

         Delivery of Shares for Tax Obligation. Under the 2004 Stock Incentive Plan, the committee may permit participants receiving or exercising awards, subject to the discretion of the committee and upon such terms and conditions as it may impose, to deliver shares of ASV's Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state income tax obligations.

New Plan Benefits

         No benefits or amounts have been granted, awarded or received under the 2004 Stock Incentive Plan. In addition, the committee in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2004 Stock Incentive Plan were to be approved by the shareholders. The closing price of a share of ASV's Common Stock as reported on the Nasdaq Stock Market on April 14, 2004 was $32.10.

Equity Compensation Plan Information

         The following table presents information as of December 31, 2003 for the Company's equity compensation plans.

                                                                                               NUMBER OF SECURITIES REMAINING
                                     NUMBER OF SECURITIES TO    WEIGHTED AVERAGE EXERCISE       AVAILABLE FOR FUTURE ISSUANCE
                                     BE ISSUED UPON EXERCISE      PRICE OF OUTSTANDING            UNDER EQUITY COMPENSATION
                                     OF OUTSTANDING OPTIONS,        OPTIONS, WARRANTS            PLANS (EXCLUDING SECURITIES
         PLAN CATEGORY                 WARRANTS AND RIGHTS             AND RIGHTS              REFLECTED IN THE FIRST COLUMN)
----------------------------------   -----------------------    -------------------------      ------------------------------
Equity compensation plans approved
by security holders                         1,058,120                    $ 12.19                          1,459,687

Equity compensation plans not
approved by security holders                     None                        N/A                               None

           Total                            1,058,120                    $ 12.19                          1,459,687

Board Voting Recommendation

         UPON THE RECOMMENDATION OF MANAGEMENT, THE BOARD OF DIRECTORS ADOPTED THE A.S.V., INC. 2004 STOCK INCENTIVE PLAN AND RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR" THE APPROVAL OF THE PLAN.

             AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO AUDITORS

AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's accounting and financial reporting processes and financial statements, the Company's program to ensure compliance with legal and regulatory requirements, and the independent auditor's qualifications and independence. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditors. The Audit Committee is comprised of three directors, each of whom meets the independence and experience requirements of the Nasdaq listing standards and the Securities and Exchange Commission.

         In carrying out its duties, the Audit Committee performed the following:

         - Reviewed and discussed the Company's audited financial statements for the year ended December 31, 2003 with the Company's management and independent auditors.

         - Discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 regarding communication with audit committees.

         - Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Statement No. 1 (Independent Discussions with Audit Committees) and discussed with the Company's independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report of Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

R. E. "Teddy" Turner, IV, Chair           James H. Dahl          Jerome T. Miner

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES

         The following table presents fees billed for professional services rendered for the audit of the Company's annual financial statements for 2002 and 2003 and fees billed for other services provided by our independent auditors in each of the last two fiscal years:

                                                                             2003                     2002
                                                                        -------------            -------------
Audit Fees (1)..........................................                $      95,775            $      91,300
Audit-Related Fees......................................                            0                        0
Tax Fees (2)............................................                       10,075                    5,440
All Other Fees (3)......................................                        7,950                        0

(1) Audit fees consisted of audit work performed in preparation of the Company's annual financial statements and review of the quarterly financial statements included in our quarterly reports on Form 10-Q for fiscal years 2002 and 2003.

(2) Tax fees consisted of federal and state income tax return preparation and tax planning and tax advice related to the Company's stock option plans.

(3) Other fees include fees for consultations concerning financial accounting and reporting standards.

         The Audit Committee has considered whether the non-audit services provided by Grant Thornton LLP during the last fiscal year are compatible with maintaining Grant Thornton LLP's independence and has concluded that they are.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES PROVIDED BY THE COMPANY'S INDEPENDENT AUDITORS

         The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditors. The Audit Committee has established a policy for pre-approving the services provided by the Company's independent auditors in accordance with the auditor independence rules of the Securities and Exchange Commission. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent auditors and an annual review of the financial plan for audit fees.

         To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by the independent auditors and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent auditors during the year.

         As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by the Company's Chief Financial Officer, providing information as to the nature of the particular service to be provided, estimated related fees and management's assessment of the impact of the service on the auditor's independence. The Audit Committee has delegated to its Chair pre-approval authority between meetings of the Audit Committee. Any pre-approvals made by the Chair must be reported to the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditors.

         All of the services provided by the independent auditors in fiscal 2003, including services related to the Audit-Related Fees, Tax Fees and All Other Fees described above, were approved by the Audit Committee under its pre-approval policies.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL #3)

         While the Company is not required to do so, the Company is submitting the selection of Grant Thornton LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2004 for ratification in order to ascertain the views of the Company's shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection.

         Grant Thornton LLP has been the Company's independent auditor since 1994. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE APPOINTMENT OF GRANT THORNTON LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL BE SO VOTED.

                      PROPOSALS FOR THE NEXT ANNUAL MEETING

         In order to be eligible for inclusion in the Company's proxy solicitation materials for its next annual meeting of shareholders, any shareholder proposal to be considered at such meeting must be received at the Company's principal executive offices, P.O. Box 5160, Grand Rapids, Minnesota 55744, not later than January 3, 2005. Pursuant to the Company's Bylaws, in order for business to be properly brought before the next annual meeting by a shareholder, the shareholder must give written notice of such shareholder's intent to bring a matter before the annual meeting no later January 3, 2005. Each such notice should be sent to the Secretary, and must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company's Bylaws. Any such proposal will be subject to the requirements of the proxy rules adopted by the Securities Act of 1934.

         Management may use discretionary authority to vote against any shareholder proposal presented at the 2004 annual meeting if: (1) such proposal has been properly omitted from the Company's proxy materials under federal securities law; (2) notice of such proposal was not submitted to the Secretary of the Company at the address listed above by January 1, 2004; or (3) the proponent has not solicited proxies in compliance with federal securities laws from the holders of at least the percentage of the Company's voting shares required to carry the proposal.

                               ADDITIONAL MATTERS

         The Board of Directors of the Company does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting of Shareholders mailed together with this proxy statement, but if other matters are presented it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2003, including financial statements, accompanies this Notice of Annual Meeting of Shareholders and proxy statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

         The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including financial statements and schedules, to any shareholder of the Company upon written request. Requests should be sent to Thomas R. Karges, Chief Financial Officer, A.S.V., Inc., P.O. Box 5160, Grand Rapids, Minnesota 55744.

                                             By Order of the Board of Directors,

                                             Edgar E. Hetteen
                                             Secretary

Dated:     May 3, 2004
           Grand Rapids, Minnesota

                                                                      APPENDIX A

                                  A.S.V., INC.
                             Audit Committee Charter

I.       PURPOSE

         The purpose of the Audit Committee ("Committee") of A.S.V., Inc. ("ASV") is to assist ASV's Board of Directors ("Board") in its oversight of the integrity of ASV's accounting and financial reporting processes and financial statements, ASV's compliance with legal and regulatory requirements and the independent auditor's qualifications and independence.

II.      COMMITTEE MEMBERSHIP

         The Committee is a standing committee of and approved by the Board and shall be comprised of at least three directors, each of whom shall be independent as required by the Securities Exchange Act of 1934, as amended ("Exchange Act"), any rules and regulations promulgated thereunder by the Securities and Exchange Commission ("SEC"), and the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"). No member of the Committee shall have participated in the preparation of ASV's financial statements or the financial statements of any current subsidiary of ASV at any time during the past three years. All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The term of appointment of each Committee member is at the discretion of the Board.

III.     COMMITTEE FUNCTION AND RESPONSIBILITIES

         A.       Committee Function

                  The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report (including resolution of disagreements between management and the auditor regarding financial reporting) or performing other audit, review or attest services for ASV. The independent auditor shall report directly to the Committee. The Committee is not responsible for preparing financial statements or performing audits, and its members are not auditors or certifiers of ASV's financial statements.

         B.       Review of Independent Auditor Qualifications

                  The Committee's responsibilities shall include the following:

                  1. Receive from the independent auditor a formal written statement delineating all relationships between the independent auditor and ASV consistent with Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees.

                  2. Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

                  3. Establish policies and procedures for, and, as appropriate, approve the engagement of, the independent auditor for any non-audit service (to the extent such service is not prohibited by Section 10A(g) of the Exchange Act) and the fee for such service, and consider whether the independent auditor's performance of any non-audit services is compatible with its independence.

                  4. Review the audit firm's proposed executive partner and auditing personnel background and experience.

                  5. Determine the audit firm's registration with the AICPA's SEC practice division and participation in the voluntary peer review professional practice programs.

                  6. Review the audit firm's litigation history and professional liability insurance.

         C.       Independent Auditor Engagement Letter

                  The independent auditor shall provide a letter that defines the nature and scope of the audit engagement and a contract for the professional services of the auditing firm.

         D.       Annual Audit Planning and Supervision

                  The Committee shall:

                  1. Query the independent auditor regarding the audit scope, timing and conduct of the audit.

                  2. Ascertain that the audit team has requisite industry and corporate knowledge, appropriate ratio of staff assistants to supervisors, and supervisory review procedures.

                  3. Confirm that the auditor's written audit plans give sufficient consideration to:

                                    a.       Financial disclosures;

                                    b.       Operational efficiency;

                                    c.       Corporate compliance; and

                                    d.       Compliance with laws.

         E.       Annual Audit Review

                  In connection with the annual audit, the Committee shall:

                  1. Ascertain any disagreements among audit personnel or between audit personnel and ASV management.

                  2. Review ASV's accounting policies and practices regarding:

                                    a.       Revenue recognition;

                                    b.       Reserves and allowances;

                                    c.       Asset capitalization;

                                    d.       Extraordinary charges or
                                             write-offs; and

                                    e.       Any other accounting practice of an
                                             unusual or infrequent nature.

                  3. Affirm that the accounting policies are consistent with industry practices, that correct requirements are reflected in accounting policies, and that the accounting policies are consistent with a fair presentation of the financial statements in conformity with accounting principles generally accepted in the United States.

         F.       Quarterly Review

                  In connection with the quarterly reviews:

                  1. Prior to the time that ASV files its Quarterly Report on Form 10-Q, the independent auditor shall conduct an SAS 71 Interim Financial Review.

                  2. Prior to the filing of the Form 10-Q, the independent auditor shall discuss with a representative of financial management and the Committee or the Committee's chairman, the matters described in AU
                           Section 380, Communications with Audit Committees, including significant adjustments, significant new accounting policies, and disagreements with management, as needed.

         G.       Annual Report

                  In connection with the preparation of ASV's annual report on Form 10-K, the Committee shall:

                  1. Review ASV's annual report to evaluate whether it contains a fair and meaningful presentation of financial statements, footnotes, and supplementary information.

                  2. Affirm that the annual report discusses changes in corporate reporting or accounting practices (for example, departures from accounting principles generally accepted in the United States, exceptions to the consistent application of accounting principles, etc.).

                  3. Review financial statement disclosures and ensure that practices are fully and fairly disclosed.

                  4. Affirm appropriate use of statutory "safe harbor" disclosure if the annual report contains forward-looking information.

                  5. Recommend to the Board whether, based on the review described in items 1-4 above, the annual audited financial statements should be included in ASV's Annual Report on Form 10-K.

                  6. Prepare for the annual report on Form 10-K and for inclusion in ASV's annual proxy statement an Audit Committee Report stating whether with respect to the prior fiscal year:

                                    a.       The Committee has reviewed and
                                             discussed the audited financial
                                             statements with management;

                                    b.       The Committee has discussed with
                                             the independent auditor the matters
                                             required to be discussed by SAS No.
                                             61 (Codification of Statements on
                                             Auditing Standards, AU Section
                                             380), as may be modified or
                                             supplemented;

                                    c.       The Committee has received the
                                             written disclosures and the letter
                                             from the independent auditor
                                             required by Independence Standards
                                             Board Standard No. 1, Independence
                                             Discussions with Audit Committees,
                                             as may be modified or supplemented,
                                             and has discussed with the
                                             independent auditor the independent
                                             auditor's independence; and

                                    d.       Based on the review and discussions
                                             referred to in items a-c above, the
                                             Committee recommended to the Board
                                             that the audited financial
                                             statements be included in ASV's
                                             Annual Report on Form 10-K.

         H.       Other Responsibilities

                  The Committee shall also:

                  1. Review outside counsel's letter regarding litigation, claims and assessments and review the accounting treatment concerning contingency losses and their effect on the financial statements.

                  2. Confer with the independent auditor and/or outside counsel to ascertain ASV's compliance with legal and regulatory requirements.

                  3. Approve all related party transactions (as defined by applicable Nasdaq rules) to which ASV is a party and review such transactions for potential conflict of interest situations at least annually.

                  4. Establish procedures for (a) the receipt, retention and treatment of complaints received by ASV regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by ASV employees of concerns regarding questionable accounting or auditing matters.

                  5. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

IV.      ANNUAL REPORT TO THE BOARD

         At least annually, the Committee shall report to the Board the following:

         - A chronological review of Committee's activities, particularly auditing and accounting cycle activities;

         - A summary of the Committee's recommendations, particularly with respect to the selection of the auditing firm and the review of the independent auditor's report; and

         -        Attach critical audit reports and management letters.

V.       RESOURCES AND AUTHORITY

         ASV shall provide appropriate funding to the Committee, as determined by the Committee, for payment of (i) compensation to the independent auditor, and any outsourced internal auditor, for services approved by the Committee,
(ii) compensation to any outside advisers retained by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

         The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to:

         - conduct or authorize investigations into any matters within its scope of responsibilities;

         - engage outside auditors for special audits, reviews and other procedures;

         - retain special counsel and other experts and consultants to advise the Committee; and

         -        approve the fees and other retention terms for such parties.

         The Committee may request to have any officer, employee, outside counsel or independent auditor of ASV attend a meeting of the Committee or meet with any members of, or consultants to, the Committee. The Committee has the authority to use other resources, either within or outside ASV, to address special circumstances when appropriate.

VI.      ADOPTION OF CHARTER

         This Charter was initially adopted by the Board on April 13, 2004.

                                                                      APPENDIX B

                                  A.S.V., INC.

                            2004 STOCK INCENTIVE PLAN

                                 APRIL 13, 2004

                                TABLE OF CONTENTS

SECTION 1.        PURPOSE........................................................................................     1

SECTION 2.        DEFINITIONS....................................................................................     1

SECTION 3.        ADMINISTRATION.................................................................................     3
         (a)      Power and Authority of the Committee...........................................................     3
         (b)      Power and Authority of the Board...............................................................     3
         (c)      Delegation.....................................................................................     3

SECTION 4.        SHARES AVAILABLE FOR AWARDS....................................................................     3
         (a)      Shares Available...............................................................................     3
         (b)      Accounting for Awards..........................................................................     3
         (c)      Adjustments....................................................................................     4
         (d)      Award Limitations Under the Plan...............................................................     4

SECTION 5.        ELIGIBILITY....................................................................................     4

SECTION 6.        AWARDS.........................................................................................     5
         (a)      Options........................................................................................     5
         (b)      Stock Appreciation Rights......................................................................     5
         (c)      Restricted Stock and Restricted Stock Units....................................................     5
         (d)      Performance Awards.............................................................................     6
         (e)      Other Stock Grants.............................................................................     6
         (f)      General........................................................................................     6

SECTION 7.        AMENDMENT AND TERMINATION; ADJUSTMENTS.........................................................     7
         (a)      Amendments to the Plan.........................................................................     7
         (b)      Amendments to Awards...........................................................................     8
         (c)      Correction of Defects, Omissions and Inconsistencies...........................................     8

SECTION 8.        INCOME TAX WITHHOLDING.........................................................................     8

SECTION 9.        GENERAL PROVISIONS.............................................................................     8
         (a)      No Rights to Awards............................................................................     8
         (b)      Award Agreements...............................................................................     8
         (c)      Plan Provisions Control........................................................................     8
         (d)      No Rights of Shareholders......................................................................     8
         (e)      No Limit on Other Compensation Arrangements....................................................     8
         (f)      No Right to Employment.........................................................................     8
         (g)      Governing Law..................................................................................     9
         (h)      Severability...................................................................................     9
         (i)      No Trust or Fund Created.......................................................................     9
         (j)      No Fractional Shares...........................................................................     9
         (k)      Headings.......................................................................................     9

SECTION 10.       EFFECTIVE DATE OF THE PLAN.....................................................................     9

SECTION 11.       TERM OF THE PLAN...............................................................................     9

                                  A.S.V., INC.
                            2004 STOCK INCENTIVE PLAN

SECTION 1.        PURPOSE

         The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's shareholders.

SECTION 2.        DEFINITIONS

         As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
(ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

         (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock Grant granted under the Plan.

         (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

         (d)      "Board" shall mean the Board of Directors of the Company.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         (f) "Committee" shall mean the Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a "Non-Employee Director"

         (g) "Company" shall mean A.S.V., Inc., a Minnesota corporation, and any successor corporation.

         (h) "Director" shall mean a member of the Board, including any Non-Employee Director.

         (i) "Eligible Person" shall mean any employee, officer, consultant, advisor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (k) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the Nasdaq National Market, the closing sale price of one Share as reported on the Nasdaq National Market on such date or, if the Nasdaq National Market is not open for trading on such date, on the most recent preceding date when it is open for trading.

         (l)      "Incentive Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" in accordance with the terms of Section 422 of the Code or any successor provision.

         (m) "Non-Employee Director" shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

         (n) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

         (o) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

         (p) "Other Stock Grant" shall mean any right granted under Section 6(e) of the Plan.

         (q) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

         (r) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

         (s) "Performance Goal" shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or group basis: revenue, cash flow, earnings (including one or more of gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share (basic or diluted), margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or group performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

         (t) "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

         (u) "Plan" shall mean the A.S.V., Inc. 2004 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

         (v) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

         (w)      "Restricted Stock Unit" shall mean any unit granted under
Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

         (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

         (y) "Section 162(m)" shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

         (z) "Share" or "Shares" shall mean a share or shares of common stock, $.10 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under
Section 4(c) of the Plan.

         (aa)     "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

SECTION  3.       ADMINISTRATION

         (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;
(vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

         (b) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

         (c) Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Options; provided, however, that the Committee shall not delegate such authority
(i) with regard to grants of Options to be made to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or
(ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

SECTION 4.        SHARES AVAILABLE FOR AWARDS

         (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 1,500,000.

         (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall again be available for granting Awards under the Plan. Any previously issued Shares that are used by a Participant as full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall again be available for granting Awards under the Plan.

         (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award.

         (d)      Award Limitations Under the Plan

                  (i) Section 162(m) Limitation for Certain Types of Awards. No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 250,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year.

                  (ii) Section 162(m) Limitation for Performance Awards. The maximum amount payable pursuant to all Performance Awards to any Participant in the aggregate in any calendar year shall be $2,000,000 in value, whether payable in cash, Shares or other property. This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.

                  (iii) Limitation on Incentive Stock Options. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,500,000, subject to adjustment as provided in
         Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

SECTION 5.        ELIGIBILITY

         Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 6.        AWARDS

         (a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                  (ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant.

                  (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

         (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

         (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

                  (ii) Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

                  (iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units held by the Participant at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

         (d) Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards which are intended to be "qualified performance-based compensation" within the meaning of Section 162(m). A Performance Award granted under the Plan may be payable in cash or in Shares (including, without limitation, Restricted Stock). Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m).

         (e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

         (f)      General

                  (i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee or required by applicable law.

                  (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                  (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

                  (iv) Limits on Transfer of Awards. Except as otherwise provided by the Committee or the terms of this Plan, no Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to any "family member" (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefore) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                  (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

                  (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

                  (vii) Prohibition on Option Repricing. Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or grant price, without the approval of the shareholders of the Company.

SECTION 7.        AMENDMENT AND TERMINATION; ADJUSTMENTS

         (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

                  (i) violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange applicable to the Company;

                  (ii) increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

                  (iii) increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

                  (iv) permits the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(f)(vii) of the Plan; or

                  (v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

         (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

         (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

SECTION 8.        INCOME TAX WITHHOLDING

         In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

SECTION 9.        GENERAL PROVISIONS

         (a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

         (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

         (c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

         (d) No Rights of Shareholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

         (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

         (g) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Minnesota.

         (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

         (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         (j) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

         (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 10.       EFFECTIVE DATE OF THE PLAN

         The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on June 4, 2004 and the Plan shall be effective as of the date of such shareholder approval.

SECTION 11.       TERM OF THE PLAN

         The Plan shall terminate at midnight on June 3, 2014, unless terminated before then by the Board. Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board's adoption of the Plan (April 13, 2004). The Plan shall remain in effect as long as any Awards are outstanding.

                               Please detach here

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.ELECTION OF DIRECTORS: 01  Gary D. Lemke             02  Edgar E. Hetteen          [ ] Vote FOR        [ ]  Vote WITHHELD
                         03  Jerome T. Miner           04  Leland T. Lynch           all nominees        for all nominees
                         05  R. E. "Teddy" Turner, IV  06  James H. Dahl             (except as marked)
                         07  Richard A. Benson         08  Karlin S. Symons

     (INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE         ____________________
     FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S)
     OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)  ____________________

2.   APPROVE THE A.S.V., INC. 2004 STOCK
       INCENTIVE PLAN                       [ ]For [ ]Against [ ]Abstain

3. RATIFY APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
      DECEMBER 31, 2004.                    [ ]For [ ]Against [ ]Abstain

4. OTHER MATTERS. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL
Address Change? Mark Box [ ]Indicate changes below:

                                                     Date_______________________

                                                     ___________________________

                                                     ___________________________

                                                     Signature(s) in Box

                                                     Please sign exactly as your
                                                     name(s) appear on Proxy. If
                                                     held in joint tenancy, all
                                                     person must sign. Trustees,
                                                     administrators, etc.,
                                                     should include title and
                                                     authority. Corporations
                                                     should provide full name of
                                                     corporation and title of
                                                     authorized officer signing
                                                     the proxy.

                                  A.S.V., INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                              FRIDAY, JUNE 4, 2004
                                    2:00 P.M.
                        MYLES REIF PERFORMING ARTS CENTER
                                720 CONIFER DRIVE
                             GRAND RAPIDS, MN 55744

          A.S.V., INC.

[A.S.V. LOGO]    840 LILY LANE, GRAND RAPIDS, MN 55744                     PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 4, 2004.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

By signing the proxy, you revoke all prior proxies and appoint Gary D. Lemke and Thomas R. Karges, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.